UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2008

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

1-43	DELAWARE	38-0572515
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2009 (the “Form 8-K”) to provide the Schedules to the Loan and Security Agreement, dated as of December 31, 2008, by and between General Motors Corporation, as Borrower, the Guarantors parties thereto, and the United States Department of Treasury, as Lender, including Appendix A (the “Loan Agreement”). The Loan Agreement is Exhibit 10.1 to the Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1	Loan and Security Agreement, dated as of December 31, 2008, by and between General Motors Corporation, as Borrower, the Guarantors parties thereto, and the United States Department of the Treasury, as Lender, including Appendix A and Schedules*

*	Portions of these exhibits have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: March 17, 2009	By:	/s/ Nick S. Cyprus
Nick S. Cyprus, Controller and Chief Accounting Officer